Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Verilink Corporation (the “Company”) on Form 10-K for the period ending June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leigh S. Belden, President and Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                        (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Leigh S. Belden
Leigh S. Belden President and Chief Executive Officer (Principal Executive Officer) September 26, 2002